SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ASSET MANAGEMENT FUND

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Asset Management Fund

325 John H. McConnell Boulevard, Suite 150

Columbus, Ohio 43215

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 25, 2015

The Board of Trustees of Asset Management Fund, an open-end management investment company organized as a Delaware statutory trust (the “Trust”), has called a special meeting of the shareholders of the Trust (the “Meeting”), to be held at 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215 on March 25, 2015 at 10:00 a.m., Eastern Time, for the following purposes:

Proposals		Funds Voting	Recommendation of the Board of Trustees
1.	To elect Carla S. Carstens, David J. Gruber, David F. Holland, Rodger D. Shay, Jr. and Dana A. Gentile to the Board of Trustees of the Trust.	All Funds	FOR

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on February 6, 2015 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about February 27, 2015.

By Order of the Board of Trustees

Dana A. Gentile, President

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You also may vote by telephone by following the instructions on the enclosed proxy card. Whether or not you plan to attend the meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call (877) 896-3197. Representatives are available to answer your call 9 a.m. to 10 p.m. Eastern Time.

Asset Management Fund

325 John H. McConnell Boulevard, Suite 150

Columbus, Ohio 43215

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 25, 2015

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Asset Management Fund (the “Trust”) for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215 on March 25, 2015 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. The Trust is soliciting proxies on behalf of the AMF Large Cap Equity Fund, the AMF Ultra Short Mortgage Fund and the AMF Short U.S. Government Fund (the “Funds”), each a series of the Trust.

The Board called the Meeting for the following purposes:

Proposals		Funds Voting
1.	To elect five (5) Trustees to the Board of Trustees of Asset Management Fund.	All Funds

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about February 27, 2015.

The Meeting has been called by the Board of Trustees of the Trust for the election of five (5) Trustees to the Board of Trustees. The Meeting also has been called for the transaction of such other business as may properly come before the Meeting or any adjournments thereof. Only shareholders of record at the close of business on February 6, 2015 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. The Funds are managed by Shay Assets Management, Inc. at 1000 Brickell Avenue, Suite 500, Miami, Florida 33131.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at www.amffunds.com. The Trust’s Proxy Statement and annual and semi-annual reports are available without charge by calling (877) 896-3197 or on the Funds’ website at www.amffunds.com.

PROPOSAL 1

ELECTION OF Trustees

In this proposal, shareholders of the Funds are being asked to elect Carla S. Carstens, David J. Gruber, David F. Holland, Rodger D. Shay, Jr. and Dana A. Gentile (each a “Nominee,” together the “Nominees”) to the Board of Trustees of the Trust. Each Nominee has agreed to serve on the Board of Trustees for an indefinite term.

David F. Holland and Rodger D. Shay, Jr. are incumbent Trustees, having been elected to their positions by the previous shareholder vote on April 25, 2005. Ms. Gentile also is an incumbent trustee, having been appointed to that position by the Board on November 1, 2014. The Investment Company Act of 1940, as amended, (the “1940 Act”) requires a certain percentage of the Trustees to have been elected by shareholders before the Board can appoint any new Trustees. To facilitate future compliance with this requirement, the Board of Trustees now proposes to have shareholders elect Ms. Carstens, Mr. Gruber and Ms. Gentile as trustees of the Trust and to re-elect Mr. Holland and Mr. Shay, Jr.

Ms. Carstens and Mr. Gruber were nominated for election to the Board by the Nominating and Governance Committee (the “Committee”) of the Board of Trustees. The Committee consists of Mr. Holland, Mr. Gerald Levy and Ms. Maria Ramirez, all of whom are incumbent Trustees. Each Committee member is not an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as “Independent Trustees”). The former Chair of the Committee retired from the Board in January 2015. Ms. Ramirez is the current Chair of the Committee.

Beacon Hill Fund Services, Inc. (“Beacon Hill”), the Trust’s administrator, recommended Ms. Carstens and Mr. Gruber to the Committee. The Committee at a meeting held on December 2, 2014, recommended to the Board that Ms. Carstens and Mr. Gruber be nominated to the Board of Trustees. The Board approved the nomination of Ms. Carstens and Mr. Gruber along with the nomination of the incumbent Nominees at a meeting held on January 29, 2015. If elected, Ms. Carstens and Mr. Gruber will be considered Independent Trustees. Even if shareholders do not elect David F. Holland, Rodger D. Shay, Jr. and Dana A. Gentile, they will continue to serve in their current capacities pursuant to their election or appointment to the Board. If elected, Carla S. Carstens and David J. Gruber will assume office on or about April 30, 2015.

Information about the Nominees

Below is information about each Nominee and the attributes that qualify each to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experiences of the Nominees makes each highly qualified.

The Board believes each Nominee possesses experiences, qualifications, and skills valuable to the Funds. Each Nominee has substantial business experience, effective leadership skills and an ability to critically review, evaluate and assess information.

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New Trustee Nominees

The Board believes that Ms. Carstens is qualified to serve as a Trustee of the Trust because of her array of strategic and governance experience as a board member for other organizations, including but not limited to her recent experience as a Trustee and Audit Committee Chair for another mutual fund. In addition, Ms. Carstens amassed over 30 years’ experience in strategic and operational planning. The Trustees note that during the course of her career, Ms. Carstens served as a corporate executive as well as a consultant, providing her clients with operational improvement solutions to improve their profitability. The Board also noted Ms. Carstens exhibits excellent financial and audit-related skills, as well as an ability to work effectively with others and to lead a committee. Finally the Board determined that Ms. Carstens would bring a diversity of viewpoint, background and experience to the Board.

The Board believes that Mr. Gruber is qualified to serve as a Trustee of the Trust for many of the same reasons as outlined for Ms. Carstens, particularly his experience as an independent Trustee, Compliance Committee Chair, a member of the Audit Committee and Financial Expert for a $13 billion mutual fund family for nearly ten years. In addition, Mr. Gruber is President and Chief Executive Officer of DJG Financial Consulting, LLC and performs Sarbanes-Oxley assessments for public companies and serves as a chief financial officer. As with Ms. Carstens, the Board noted Mr. Gruber’s ability to work effectively with others and to lead and participate on a variety of board committees, including compliance and audit committees. Finally, the Board determined that Mr. Gruber also brings a diversity of viewpoint, background and experience to the Board.

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Additional information about Ms. Carstens and Mr. Gruber is set forth in the following table:

Name, Address1 and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex to be Overseen by Nominee	Other Directorships Held by the Nominee for Trustee During the Past 5 Years
Carla S. Carstens Year of Birth: 1951	Trustee Nominee	Indefinite, if elected	Retired; Prior to 2009, Principal of Tatum LLC. (performance improvement consulting firm); President of Carstens Associates (strategic and operational consulting firm); and Vice President of Amoco Oil Company.	3	Board of Directors of AIT Worldwide Logistics, 2013 to 2015; Trustee and Audit Committee Chair of Lou Holland Trust mutual fund, 2005-2010; Board member and Treasurer of Athena International, 2010 to present; Board member and Chairman of Strategic Planning and Diversity Initiatives of Financial Executives International Chicago, 2009-present; Board of Directors and Audit Committee member of Chicago Yacht Club Foundation, 2015 to present.
David J. Gruber Year of Birth: 1963	Trustee Nominee	Indefinite, if elected	President of DJG Financial Consulting LLC (financial controls consulting firm), 2007 to present.	3	Board member of Fifth Third Funds, 2003-2012, Board member and Treasurer of CASA of Delaware County, 2009-2010.

1 The mailing address of each officer, Trustee and Nominee is: c/o Asset Management Fund, 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215.

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Incumbent Independent Trustee Nominee

David F. Holland. Mr. Holland has served as a member of the Board of Trustees of the Trust for the past 21 years and has served as the Chairman of the Audit Committee of the Board since 2004. Over the course of his career, Mr. Holland has served as Chairman of the Board, Chief Executive Officer and President of BostonFed Bancorp Inc. from 1995 to 2005, and Chairman of the Board and Chief Executive Officer of Boston Federal Savings Bank from 1989 to 2005 (Chief Executive Officer from 1986 to 2005). He has also served as Director of TD Banknorth, Massachusetts, Chairman of America’s Community Bankers, Director of ACB Investment Services, Inc., Director and Vice Chairman of the Federal Home Loan Bank of Boston and President of the Thrift Industry Advisory Council, an adviser to the Federal Reserve Board. Additionally, Mr. Holland was employed at KPMG LLP from 1963 to 1974, serving most recently as Manager. Mr. Holland maintained his status as a Certified Public Accountant from 1966 to 1990 and served on Financial Advisory Standards Committee (FASAC) from 1991 to 1994. Mr. Holland is a current Director of Preferred Community Bank.

Incumbent Interested Trustee Nominees

Rodger D. Shay, Jr. Mr. Shay, Jr., has served as a member of the Board of Trustees of the Trust for the past 12 years and as Chairman of the Board since 2014. Mr. Shay, Jr. was President of the Trust from 2005 to 2014 and is currently the President and Chief Executive Officer of Shay Financial Services, Inc., which positions he also held from 1997 to 2007. Since 2009, he also has been CEO of Shay Investment Services and a Director of Anthem Bank and Trust since 2011 and Chair of Anthem Bank and Trust since 2014. Mr. Shay, Jr. was a Director of NCB Holdings, Inc. and New Century Bank from 2007 to 2010 and a Director of Family Financial Holdings, LLC from 2000 to 2008. From 2005 to 2008, Mr. Shay, Jr. served as President of Shay Assets Management, Inc. Mr. Shay, Jr. has also held several other directorships over the past 22 years. From 2003 to 2007, he was a Director at First Financial Bank and Trust and prior to that, from 1989 to 1991, Mr. Shay, Jr. served as a Director for First Federal Savings and Loan of Memphis. Mr. Shay, Jr. began his career at Merrill Lynch in 1981, where he ran the Merrill Lynch CMO trading department. In 1988, Mr. Shay, Jr. left Merrill Lynch and established Shay Financial Group, a boutique brokerage house. After the acquisition of Shay Financial Group in 1990, Mr. Shay, Jr. joined the Shay organization.

Dana A. Gentile. Ms. Gentile has served as a member of the Board of Trustees of the Trust since 2014. Ms. Gentile has been President of the Trust since 2014 and is currently a Director at Beacon Hill Fund Services, Inc. which position she has held since 2013. Ms. Gentile has more than 27 years of experience in the financial services industry with more than 25 years of mutual fund experience that include leadership and senior management roles in various compliance, regulatory and administration functions, client services and product management from 1987 to 2013 at Citi Fund Services, Inc., a large third party mutual fund service provider.

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The following table provides additional information regarding the incumbent Trustee Nominee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address1 and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
David F. Holland Year of Birth: 1941	Trustee	Indefinite/ 1993 to present and also from 1988 to 1989	Retired; Chairman of the Board, Chief Executive Officer and President, BostonFed Bancorp Inc. from 1995 to 2005; Chairman of the Board from 1989 to 2005 and Chief Executive Officer from 1986 to 2005, Boston Federal Savings Bank; Consultant, TD Banknorth 2005 to 2007; Director, TD Banknorth – Massachusetts 2005 to 2007.	3	Director, Preferred Community Bank since 2013.

1 The mailing address of each Trustee is: c/o Asset Management Fund, 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215.

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The following table provides information regarding each incumbent Trustee Nominee who is an “interested person” of the Trust, as defined in the 1940 Act and each officer of the Trust.

Name, Address1 and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Rodger D. Shay, Jr.* Year of Birth: 1959	Trustee and Chairman of the Board	Trustee – Indefinite 2002-present Chairman 2014 to present President 2005-2014	President and Chief Executive Officer, Shay Financial Services, Inc. currently and from 1997 to 2007; Chief Executive Officer, Shay Investment Services, Inc. since 2009; President, Shay Assets Management, Inc. from 2005 to 2008 and Senior Vice President from 1997 to 2005. Chairman of Anthem Bank since 2014.	3	Director, Family Financial Holdings, LLC from 2000 to 2008; Director, First Financial Bank and Trust from 2003 to 2007; Director, First Federal Savings and Loan of Memphis from 1989 to 1991; Director, NCB Holdings Inc. and New Century Bank from 2007 to 2010; and Director, Anthem Bank and Trust since 2011, Chairman since 2014.

1 The mailing address of each Trustee is: c/o Asset Management Fund, 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215.

* This Trustee is an “interested person” of the Trust under the 1940 Act because he holds certain positions with the Trust’s Distributor and/or Investment Adviser and because of his financial interest in Shay Investment Services, Inc., parent company of the Trust’s Investment Adviser, Shay Assets Management, Inc., and Distributor, Shay Financial Services, Inc.

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Name, Address1 and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Dana A. Gentile** Year of Birth: 1962	Trustee and President	Trustee – Indefinite 11/1/2014 to present And President - 2015 11/1/2014 to present	Director, Beacon Hill Fund Services, Inc., 2013 to present. Senior Vice President, Product Management, Citi Fund Services Ohio, Inc., 2012 to 2013; Senior Vice President, Compliance Services, Citi Fund Services Ohio, Inc., 2007 to 2012.	3	None
Trent M. Statczar Year of Birth: 1971	Treasurer	2015 10/1/2009 to present	Director, Beacon Hill Fund Services, Inc. 2008 to present; Senior Vice President of Citi Fund Services Ohio, Inc., 2007 to 2008.	N/A	N/A
C. David Bunstine Year of Birth: 1965	Secretary	2015 4/24/2014 to present	Director, Beacon Hill Fund Services, Inc. since November 2013 to present; Director Citi Fund Services Ohio, Inc., 2007 to 2013.	N/A	N/A
Rodney L. Ruehle Year of Birth: 1968	Chief Compliance Officer and Anti-Money Laundering Officer	2015 10/1/2009 to present	Director, Beacon Hill Fund Services, Inc. 2008 to present; Chief Compliance Officer, Asset Management Funds, November 2009 to present; Chief Compliance Officer of Tributary Funds, Inc., December 2009 to present; Chief Compliance Officer, Penn Series, Inc., 2012 to 2014.	N/A	N/A
Lori K. Cramer Year of Birth: 1967	Assistant Secretary	2015 4/24/2014 to present	Director, Beacon Hill Fund Services, Inc. March, 2014 to present; Paralegal, Nationwide Financial Services, Inc., 2002 to March 2014.	N/A	N/A

** This Trustee is an “interested person” of the Trust under the 1940 Act because she is the President of the Trust. She also holds certain positions with the Trust’s Manager and Administrator, Beacon Hill Fund Services, Inc.

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Information about the Retiring Trustees

As noted above, Mr. Levy and Ms. Ramirez, incumbent Independent Trustees, are expected to retire from the Board following the April 30, 2015 quarterly Board of Trustees meeting and therefore are not standing for re-election. Mr. Levy and Ms. Ramirez were previously elected to the Board of Trustees by shareholders in 2005. Below is information about Mr. Levy and Ms. Ramirez.

Gerald J. Levy. Mr. Levy has served as a member of the Board of Trustees of the Trust for the past 31 years and currently serves as Vice Chairman and Lead Independent Trustee. Mr. Levy has held various positions with Guaranty Bank since 1959, including President and Chief Executive Officer until 2003, and has served as a Director since 1963 and as Chairman since 1984. He has also been Director and Chairman of Guaranty Financial since 1992. Mr. Levy has also served as Chairman of the United States League of Savings Institutions, Director of the Federal Asset Disposition Association, Director and Vice Chairman of the Federal Home Loan Bank of Chicago and advisory committee member of both the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Corporation.

Maria F. Ramirez. Ms. Ramirez has served as a member of the Board of Trustees of the Trust for the past 9 years. Since 1992, Ms. Ramirez has served as President and Chief Executive Officer of Maria Fiorini Ramirez, Inc. a global economic and financial consulting firm. Ms. Ramirez has also served as a Trustee of Brooklyn Hospital since 2010, Director at Security Mutual Insurance Co. since 2006, Member of the Edward Jones advisory Board since 2013 and a Director of the Metropolitan Commercial Bank, N.Y. since 2014. Previously, Ms. Ramirez served as a Trustee of Pace University since 2000 to 2014, Director of Sovereign Bank from 2006 to 2009, Director of Independence Community Bank from 2000 to 2006 and Director of Statewide Savings Bank, SLA from 1989 to 2000.

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Additional information about Mr. Levy and Ms. Ramirez is set forth in the following table:

Name, Address1 and Year of Birth	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Gerald J. Levy Year of Birth: 1932	Trustee	Indefinite/ 1982 to present Lead Independent Trustee since 2010 and Vice Chairman of the Board since 1997	Executive Chairman since 1984 and Director since 1963, Guaranty Bank (from 1959 to 1984, he held a series of officer’s positions, including President).	3

Executive Chairman since 1984 and Director since 1963, Guaranty Bank (from 1959 to 1984, he held a series of officer’s positions, including President); Chairman, United States League of Savings Institutions in 1986; Director, FISERV, Inc. 1986-2011; Director, Guaranty Financial since 1992; Director, Federal Asset Disposition Association from 1986 to 1989; Director from 2005 to 2008 and from 1978 to 1982, Vice Chairman from 1980 to 1982, Federal Home Loan Bank of Chicago; and Member of Advisory Committee, Federal Home Loan Mortgage Corporation and Federal National Mortgage Corporation from 1986 to 1987.

1 The mailing address of each Trustee is: c/o Asset Management Fund, 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215.

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Name, Address1 and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Maria F. Ramirez Year of Birth: 1948	Trustee	Indefinite/ 2005 to present	President and Chief Executive Officer, Maria Fiorini Ramirez, Inc. (global economic and financial consulting firm) since 1992.	3	President and Chief Executive Officer, Maria Fiorini Ramirez, Inc. (global economic and financial consulting firm) since 1992; Director, Independence Community Bank from 2000 to 2006; Director, Statewide Savings Bank, SLA from 1989 to 2000; Trustee, Pace University 2000 to 2014; Trustee, Brooklyn Hospital since 2010; Director, Sovereign Bank 2006 to 2009; Director, Security Mutual Insurance Co. since 2006; Edward Jones Advisory Board since 2013; and, Director, Metropolitan Commercial Bank, N.Y. since 2014.

1 The mailing address of each Trustee is: c/o Asset Management Fund, 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215.

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Trustee/Nominee Share Ownership

The following table shows the dollar range of the shares1 beneficially owned by each Trustee/Nominee as of December 31, 2014.

Trustee	Short Mortgage Fund	Short U.S. Government Fund	Large Cap Equity Fund	Aggregate Dollar Range of Equity Securities in the Trust
Independent Trustees/ Nominees
David F. Holland	$0	$0	over $100,000	over $100,000
Gerald J. Levy	$0	$0	$0	$0
Maria F. Ramirez	$0	$0	$0	$0
Carla S. Carstens	$0	$0	$0	$0
David J. Gruber	$0	$0	$0	$0
Interested Trustees
Rodger D. Shay, Jr.	$0	$0	over $100,000	over $100,000
Dana A. Gentile	$0	$0	$0	$0

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000.

Trustee Compensation

The following table sets forth information regarding compensation of Trustees by the Trust for the fiscal year ended October 31, 2014.

Name and Position	Aggregate Compensation from the Funds for Service to the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustees by the Funds for Service to Trust and Trust Complex
David F. Holland	$22,000	$0	$0	$22,000
Gerald J. Levy	$22,000	$0	$0	$22,000
Maria F. Ramirez	$22,000	$0	$0	$22,000
Rodger D. Shay, Jr.	None	None	None	None
Dana A. Gentile	None	None	None	None

Effective January 1, 2014, the Independent Trustees receive an annual retainer of $8,000. For each in-person meeting, the meeting attendance fee is $2,000 for board meetings and $1,000 for committee meetings. For each telephonic meeting, the meeting attendance fee is $500. There is no annual retainer paid to the chairman of the Audit and Nominating and Governance committees.

Prior to January 1, 2014, the Independent Trustees received an annual retainer of $12,000. For each in-person meeting, the meeting attendance fee was $2,500 for board meetings and $1,500 for committee meetings. For each telephonic meeting, the meeting attendance fee was $1,000. An annual retainer of $3,000 and $1,000 was also paid to the Chairman of the Audit and Nominating and Governance committees, respectively.

The Interested Trustees receive no compensation from the Trust.

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Leadership Structure and Board of Trustees

Board Oversight of Risk

Through its oversight role, and through its Committees, officers and service providers, the Board performs a risk oversight function for the Trust consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Funds at regular Board meetings, and on an ad hoc basis as needed; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with representatives of key service providers, including the Investment Adviser, Administrator, Distributor and independent registered public accounting firm of the Funds, to review and discuss  the activities of the Funds and to provide direction with respect thereto; and (5) engaging the services of the Trust’s Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO to discuss, among other things, issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the Investment Adviser on the investments and securities trading of the Funds, as well as reports from the pricing committee meetings. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Investment Adviser to the Funds as well as the Trust’s Administrator, Custodian, Distributor and Transfer Agent.

Board Structure

The Board has general oversight responsibility with respect to the business and affairs of the Trust. The Board establishes policies and reviews and approves contracts and their continuance. The Trustees regularly request and/or receive reports from the Investment Adviser, the Trust’s other service providers and the CCO. The Board currently is composed of five trustees, three of whom are not “interested persons” (as that term is defined in the 1940 Act). Mr. Rodger D. Shay, Jr., an interested trustee, serves as Chairman of the Trust. Ms. Dana A. Gentile, an interested trustee, serves as President of the Trust. Mr. Gerald J. Levy serves as Lead Independent Trustee and Vice Chairman. The Trust’s Lead Independent Trustee is recommended by the Trust’s Nominating and Governance Committee and appointed by the Board. The Lead Independent Trustee, among other things, chairs meetings of the Independent Trustees and facilitates communication among the independent trustees, management of the Trust and the full Board. The Board has determined that the Trust’s leadership structure provides a combination of management and industry experience and independence that is appropriate given the character and circumstances of the Trust, including items such as the number of portfolios that comprise the Trust, the net assets of the Trust, and the committee structure of the Board.

The Board of Trustees has three standing committees: the Audit Committee, the Nominating and Governance Committee and the Valuation Committee. The Board of Trustees held four in-person meetings and three telephonic meetings during the year ended October 31, 2014. The Audit Committee held two in-person meetings during the year ended October 31, 2014. The Nominating and Governance Committee held two in-person and one telephonic meeting during the year ended October 31, 2014. The Valuation Committee did not hold any meetings during the year ended October 31, 2014.

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The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the independent registered public accounting firm. The members of the Audit Committee are David F. Holland, Chair and audit committee financial expert, Gerald J. Levy and Maria F. Ramirez. If elected, Ms. Carstens and Mr. Gruber will become members of the Audit Committee.

The Nominating and Governance Committee is responsible for identifying and recommending individuals for membership on the Board, pursuant to its charter (see Appendix A). In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates, including shareholders of the Trust. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The principal criterion for selection of candidates is the ability to carry out the responsibilities of the Board. In selecting candidates for nomination to the Board, the Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity. The members of the Nominating and Governance Committee are, Maria F. Ramirez, Chair, David F. Holland, and Gerald J. Levy. If elected, Ms. Carstens and Mr. Gruber will become members of the Nominating and Governance Committee. Suggestions for trustee candidates and other correspondence should be sent in writing to David Bunstine, Secretary, Asset Management Fund, 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215.

The Valuation Committee is responsible pursuant to the provisions of the Trust’s Pricing Procedures for reviewing and considering fair valuation recommendations by the Pricing Committee. The members of the Valuation Committee are Maria F. Ramirez, Chair, Rodger D. Shay, Jr., David F. Holland, and Gerald J. Levy. If elected, Ms. Carstens and Mr. Gruber will become members of the Valuation Committee.

The Trust’s day-to-day operations are managed by the Investment Adviser, the Administrator and other service providers. The Board and the committees meet regularly throughout the year to review the Trust’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of each Fund vote “FOR” the election of the Nominees to the Board of Trustees.

OTHER INFORMATION

OPERATION OF THE FUNDS

The Funds are each a diversified series of Asset Management Fund, an open-end management investment company organized as a Delaware statutory trust operating under a First Amended and Restated Declaration of Trust dated September 22, 2006.

The Trust’s principal executive offices are located at 325 John H. McConnell Boulevard, Suite 150, Columbus, OH 43215. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services. The Trust currently retains Shay Assets Management, Inc. at 1000 Brickell Avenue, Suite 500, Miami, Florida 33131 as the Funds’ investment adviser. Northern Trust, 50 South LaSalle Street, Chicago, Illinois 60603, provides transfer agency, financial administration, fund accounting services and is the Funds’

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custodian. Shay Financial Services, Inc., 1000 Brickell Avenue, Suite 500, Miami, Florida 33131, is the Funds’ principal underwriter. Beacon Hill Fund Services, Inc., 4041 N. High Street, Suite 402, Columbus, Ohio, is the Funds’ Administrator.

THE PROXY

The Board of Trustees is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy card for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted FOR the election of the Nominees, and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting about which the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. Any person giving a proxy has the power to revoke it at any time prior to its exercise by submitting a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust, David Bunstine, at 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215. In addition, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Funds were issued and outstanding:

Name of Fund	Shares Outstanding
AMF Large Cap Equity Fund – Class AMF	4,042,845.826
AMF Large Cap Equity Fund – Class H	646,438.532
AMF Short U.S. Government Fund	1,639,574.257
AMF Ultra Short Mortgage Fund	24,986,303.783

SHARES AND REQUIRED VOTE

Each share is entitled to one vote, with fractional shares having a fractional vote. All Funds are voting together as one class. If a quorum is present at the Meeting: (1) an affirmative vote by the shareholders present, in person or by proxy, holding more than fifty percent (50%) of the total shares of the shareholders present, either in person or by proxy, at the Meeting will be required to elect or re-elect the incumbent trustee Nominees (Mr. Holland, Mr. Shay, Jr. and Ms. Gentile) to the Board; and (2) the affirmative vote of a plurality of the shares of the Trust entitled to vote at the Meeting will be required to elect the new trustee Nominees (Ms. Carstens and Mr. Gruber) to fill the current vacancies on the Board of Trustees.

QUORUM AND ADJOURNMENT

In order to hold the Meeting, a “quorum” of shareholders must be present. Holders of one-third (1/3) of the shares of the Trust, present in person or by proxy, shall constitute a quorum for the transaction of any business at the Meeting, except as may otherwise be required by the 1940 Act or other applicable law. Regardless of whether a quorum is present, the Meeting may be adjourned by the affirmative vote of shareholders present, in person or by proxy, provided that the Meeting is not adjourned for more than six months beyond March 25, 2015. If adjourned, the Meeting may be held, within a reasonable time after March 25, 2015 without the necessity of further notice.

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For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For purposes of the election of Trustees, abstentions and broker non-votes will have the effect of a negative vote for purposes of the election or re-election of the incumbent trustee Nominees and will have no effect for purposes of the election of the new trustee Nominees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Funds listed because they possessed voting or investment power with respect to such shares:

Name of Fund	Name and Address of Beneficial Owner	Nature of Ownership	Percentage of Outstanding Shares of the Fund
SHORT US GOVERNMENT FUND	North Cambridge Cooperative Bank 2360 Massachusetts Ave. Cambridge, MA 02140	Record	22.92%
SHORT US GOVERNMENT FUND	Cross Country Savings Bank 79-21 Metropolitan Ave. Middle Village, NY 11379	Record	17.81%
SHORT US GOVERNMENT FUND	Armstrong Country Building and Loan Association 935 Fifth Avenue Ford City, PA 16226	Record	13.62%
SHORT US GOVERNMENT FUND	The Village Bank 307 Auburn St. Auburndale, MA 02466	Record	8.59%
SHORT US GOVERNMENT FUND	Mt. Washington Cooperative Bank 430 W.; Broadway Boston, MA 02127	Record	6.83%
SHORT US GOVERNMENT FUND	Spencer Savings Bank SLA 611 River Dr. Elmwood Park, NJ 07407	Record	5.68%
SHORT US GOVERNMENT FUND	One Central Security Corporation One Central Street Foxboro, MA 02035	Record	5.60%
ULTRA SHORT MORTGAGE FUND	Meriwest Credit Union 5615 Chesbro Ave. San Jose, CA 95123	Record	8.10%
ULTRA SHORT MORTGAGE FUND	Ulster Savings Bank 180 Schwenk Dr. Kingston, NY 12401	Record	8.08%
ULTRA SHORT MORTGAGE FUND	First Federal Community Bank P.O. Box 370 Paris, TX 75461	Record	6.70%
ULTRA SHORT MORTGAGE FUND	LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121	Record	5.78%
ULTRA SHORT MORTGAGE FUND	The Citizens Bank 500 West Broadway Farmington NM 87401	Record	5.23%

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ULTRA SHORT MORTGAGE FUND	Gulf Coast Educators FCU 5953 Fairmont Pky Pasadena, TX 77505	Record	5.22%
LARGE CAP EQUITY FUND CLASS AMF	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	Record	7.26%
LARGE CAP EQUITY FUND CLASS H	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	Record	98.62%

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders of the Fund for approval.

Security Ownership of Management

To the best knowledge of the Trust, there were no Trustees, Nominees or officers of the Trust who were the owners of more than 1% of the outstanding shares of a Fund on the Record Date. In addition, no Independent Trustee Nominee owns beneficially or of record, any security of Shay Assets Management, Inc., Shay Financial Services, Inc., or Shay Investment Services, Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Shay Assets Management, Inc., Shay Financial Services, Inc., or Shay Investment Services, Inc.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders of the Trust are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Secretary of the Trust, David Bunstine, 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this proxy solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, the proxy card and any additional materials relating to the meeting, which is anticipated to total between $13,000 and $14,000, will be borne by the Trust’s Administrator, Beacon Hill Fund Services, Inc. In addition to solicitation by mail, solicitations also may be made by email, facsimile transmission (“fax”) or other electronic media, or personal contacts. The Trust will request that broker/dealer firms, custodians, nominees, and fiduciaries forward proxy materials to the beneficial owners of the shares of record. Beacon Hill Fund Services, Inc. may reimburse broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition, officers and employees of the Administrator and its affiliates, without extra compensation, may conduct additional solicitations by telephone, fax, email and personal interviews.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed Cohen Fund Audit Services, Ltd. (“Cohen”), an independent registered public accounting firm, as the Fund’s independent registered public accounting firm for the fiscal year ended October 31, 2014. Representatives from Cohen are not expected to be present at the Meeting but are expected to be available via telephone in order to respond to questions and will have the opportunity to make a statement if they so desire.

PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm with offices at One North Wacker Drive, Chicago, Illinois 60606, served as the Trust’s independent registered public accounting firm through the fiscal year ended October 31, 2013. The audit reports on the financial statements as of and for the fiscal years ended October 31, 2013 and October 31, 2012 for each Fund did not contain any adverse opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended October 31, 2013 and October 31, 2012 and through the period November 1, 2013 through January 29, 2014 for each Fund there were no (1) disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or audit scope or procedures, which disagreements, if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events.

The Audit Committee of the Trust issued a request for proposal for services and fees to several accounting firms for the year ended October 31, 2014 and selected Cohen based upon a review and analysis of the proposals received.

AUDIT AND RELATED FEES

The following table provides the aggregate audit and related fees billed by PwC and Cohen to the Funds during the Fund last two fiscal years.

Year	Fiscal Year Ended 2013 - PwC	Fiscal Year Ended 2014 - Cohen
Audit Fees1	$150,000	$43,000
Audit-Related Fees2	$0	$0
Tax Fees3	$25,020	$14,500
All Other Fees4	$0	$0

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.”

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee must pre-approve any engagement of the independent registered public accountant to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent registered public accountant. The Chair of the Audit Committee may grant the pre-approval of services to the Trust for non-prohibited services for engagements of less than $5,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

The Audit Committee must also pre-approve any engagement of the independent registered public accountant, including the fees and other compensation to be paid to the independent registered public accountant, to provide any non-audit services to the Adviser (or any Control Affiliate providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust. The Chair of the Audit Committee may grant the pre-approval for non-prohibited services to the adviser for engagements of less than $5,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

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For engagements with PwC and Cohen entered into over the past two fiscal years, none of the services rendered by either PwC or Cohen to the Trust or to the Adviser or Control Affiliates were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

ANNUAL REPORT

Please note that only one annual report or proxy statement may be delivered to shareholders who share an address, unless the Trust has received instructions to the contrary. To request a separate copy of an annual report or proxy statement or to request a single copy if multiple copies of such documents are received, shareholders should contact the Trust at the address and phone number set forth above.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

Communications with the Board

Shareholders who wish to communicate with the Board or any individual Trustee should send communications in writing to the attention of: : Secretary of the Trust, David Bunstine, Asset Management Fund, 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215.

DELIVERY OF VOTING INSTRUCTIONS

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate Proxy Statement in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call (877) 896-3197 or write to AST Fund Solutions, LLC, 48 Wall Street, 21st Floor, New York, NY 10005.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and the Proxy Card are available at www.amffunds.com.

BY ORDER OF THE BOARD OF TRUSTEES

DANA A. GENTILE

President

Dated February 27, 2015

Please COMPLETE, date and sign the enclosed VOTING INSTRUCTION CARD and return it promptly in the enclosed reply envelope. YOU MAY ALSO VOTE by telephone or on the internet by following the instructions on the enclosed Voting Instruction CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL (877) 896-3197. REPRESENTATIVES ARE AVAILABLE TO ANSWER YOUR CALL 9 A.M. TO 10 P.M. EASTERN TIME.

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APPENDIX A

Asset Management Fund

Nominating and Governance Committee Charter
Adopted September 20, 2004
Amended April 26, 2005, October 17, 2005 and November 1, 2014

I.                   PURPOSE

The Nominating and Governance Committee is a committee of the Board of Trustees of Asset Management Fund (the “Trust”). Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines.

II.                COMPOSITION

The Nominating and Governance Committee shall be comprised of the independent board members, each of whom shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating and Governance Committee. For purposes of the Nominating and Governance Committee, a board member is independent if he or she is an “Independent Trustee” as that term is defined in Section II.A of the Board Governance Procedures and Guidelines. The members of the Nominating and Governance Committee shall be appointed by the Board annually and serve until their successors shall be duly appointed and qualified. Unless a Chairman is elected by the Board, the members of the Nominating and Governance Committee may designate a Chairman by majority vote.

III.             MEETINGS

The Nominating and Governance Committee shall meet annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Nominating and Governance Committee upon reasonable notice to the other members of the Nominating and Governance Committee.

IV.             RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Nominating and Governance Committee shall:

A.	Board Nominations and Functions

1.	Identify and recommend individuals for membership on the Board as independent board members. The principal criterion for selection of candidates is the ability to carry out the responsibilities of the Board.

2.	Review the Board Governance Procedures and Guidelines, annually, and recommend changes, if any, to the Board.

3.	Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	Review annually Independent Trustee compensation, including compensation deferral programs and Trust ownership criteria, if any, and recommend any appropriate changes to the Independent Trustees as a group.

5.	Coordinate with the Trust’s legal counsel an annual evaluation of the performance of the Board.

6.	Oversee the development and implementation by the Trust’s administrator and legal counsel of a program for the orientation of new Independent Trustees.

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B.	Committee Nominations and Functions

1.	Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

2.	Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C.	Other Powers and Responsibilities

1.	Review this Charter, annually, and recommend changes, if any, to the Board.

2.	Review Trust governance structure for compliance with legal requirements.

3.	Monitor the performance of legal counsel employed by the Trust and the Independent Trustees, if any, and be responsible for the supervision of counsel to the Independent Trustees, if any.

4.	Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Trust, if, in its judgment, that is appropriate.

5.	Retain a search firm to identify Board member candidates, at the expense of the Trust, if, in the Committee’s judgment, this is appropriate.

6.	Perform any other activities consistent with this Charter, the Trust’s Declaration of Trust and By-Laws and governing law, as the Nominating and Governance Committee or the Board deems necessary or appropriate.

7.	Maintain minutes of Committee meetings, report its significant activities to the Board, and make such recommendations to the Board as the Nominating and Governance Committee deems necessary or appropriate.

D.	Litigation

As needed, review Trust litigation matters.

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ASSET MANAGEMENT FUND

SPECIAL MEETING OF SHAREHOLDERS

February 27, 2015

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Trent Statczar and C. David Bunstine proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Asset Management Fund (the “Trust”) to be held at the 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215 on March 25, 2015 at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof, all shares of beneficial interest (“Shares”) on the proposals set forth on the reverse regarding: (i) the election of five trustees to the Board of Trustees, and (ii) any other matters properly brought before the Meeting.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature(s) (Sign in the Box)                                                                       Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.amffunds.com.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

1.	To elect the following five individuals as Trustees:

		for	withhold
(1)	David F. Holland	☐	☐
(2)	Carla S. Carstens	☐	☐
(3)	David J. Gruber	☐	☐
(4)	Rodger D. Shay, Jr.	☐	☐
(5)	Dana A. Gentile	☐	☐

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING TRUSTEES AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE

VOTE BY PHONE:

1. Read the Proxy Statement and have this card on hand

2. Call toll-free (877) 896-3197

3. Follow the recorded instructions

4. Do not return this paper ballot

VOTE BY MAIL:

1. Read the Proxy Statement

2. Check the appropriate boxes on the reverse side

3. Sign and date the Proxy Card

4. Return the Proxy Card in the enclosed postage-paid envelope

	PROXY CARD
Asset Management Fund
	SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SHAREHOLDER REGISTRATION FIELD	PROXY VOTING OPTIONS
		1. MAIL your signed and voted proxy back in the postage paid envelope provided
		2. ONLINE at proxyonline.com using your proxy control number found below
		3. By PHONE when you dial (888) 227-9349 (toll free) to reach an automated touchtone voting line
		4. By PHONE with a live operator when you call toll-free (877) 896-3197 Monday through Friday 9 a.m. to 10 p.m. Eastern time
	CONTROL NUMBER	123456789101

Asset Management Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 25, 2015

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Trent Statczar and C. David Bunstine proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Asset Management Fund (the “Trust”) to be held at the 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215 on March 25, 2015 at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof, all shares of beneficial interest (“Shares”) on the proposals set forth on the reverse regarding: (i) the election of five trustees to the Board of Trustees, and (ii) any other matters properly brought before the Meeting.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (877) 896-3197. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting and Proxy Statement are available at www.amffunds.com.

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

			SIGNATURE (AND TITLE IF APPLICABLE)	DATE

			SIGNATURE (IF HELD JOINTLY)	DATE

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Please fill in circles as shown using black or blue ink or number 2 pencil. Example: ●

Proposal:

1.	To Elect the following five individuals as Trustees:		FOR	WITHHOLD

	1)	David F. Holland	O	O

	2)	Carla S. Carstens	O	O

	3)	David J. Gruber	O	O

	4)	Rodger D. Shay, Jr.	O	O

	5)	Dana A. Gentile	O	O

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING TRUSTEES AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE

THANK YOU FOR VOTING